UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2005

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                000-50329                    98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                 Zeev Sherf Streeet #14, Jerusalem, Israel 97842
              (Address of principal executive offices)   (zip code)

                                (972) 545 662 102
              (Registrant's telephone number, including area code)

                            IBHAS Technologies, Inc.
          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03 Amendment to Articles of Incorporation or Bylaws.

      Effective September 12, 2005 the Registrant changed its name from IBHAS Technologies, Inc. to TraceGuard Technologies, Inc. In connection with the foregoing name change, effective September 12, 2005, the Registrant's quotation symbol on the OTC Bulletin Board was changed from IBHS.OB to TCGD.OB.

      In addition, the Registrant filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, that was effective September 12, 2005, to effect a forward split of the issued and outstanding common shares of the Registrant whereby every one share of common stock held were exchanged for six shares of common stock. As a result, the authorized common stock of the Registrant increased from 25,000,000 shares to 150,000,000 shares and the issued and outstanding shares of common stock were increased from 3,633,334 shares prior to the forward split to 21,800,004 shares following the reverse stock split.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits

Exhibit Number                      Description
-------------- -----------------------------------------------------------------
3.1 Articles of Merger changing the Registrant's name to TraceGuard Technologies, Inc.

3.2            Certificate of Amendment to Articles of Incorporation of
               Registrant


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRACEGUARD TECHNOLOGIES, INC.


Dated: September 14, 2005               By:  /s/ Meir H. Zucker
                                            ------------------------------------
                                        Name:    Meir H. Zucker
                                        Title:   Chief Executive Officer and
                                                 President


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